Exhibit 3.1

  5/)Y &255(&7('$0(1'('$1'5(67$7(' &(57,),&$7(2),1&25325$7,21 2) 7(//85,$1,1& 7HOOXULDQ,QFDFRUSRUDWLRQRUJDQL]HGDQGH[LVWLQJXQGHUWKHODZVRIWKH6WDWHRI'HODZDUH WKH³&RUSRUDWLRQ´KHUHE\FHUWLILHVDVIROORZV    7KH $PHQGHG DQG 5HVWDWHG &HUWLILFDWH RI ,QFRUSRUDWLRQ RI WKH &RUSRUDWLRQ WKH ³&HUWLILFDWHRI,QFRUSRUDWLRQ´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³&RUSRUDWLRQ´KHUHE\FHUWLILHVWKDW  ௗௗௗௗௗௗௗௗௗ7KH SUHVHQW QDPH RI WKH &RUSRUDWLRQ LV 7HOOXULDQ ,QF 7KH &RUSRUDWLRQ ZDV LQFRUSRUDWHG XQGHU WKH QDPH ³0DJHOODQ 3HWUROHXP &RUSRUDWLRQ´ E\ WKH ILOLQJ RI LWV RULJLQDO &HUWLILFDWHRI ,QFRUSRUDWLRQZLWKWKH6HFUHWDU\RI6WDWHRIWKH6WDWHRI'HODZDUHRQ$XJXVW   ௗௗௗௗௗௗௗௗௗ7KLV$PHQGHGDQG5HVWDWHG&HUWLILFDWHRI,QFRUSRUDWLRQRIWKH&RUSRUDWLRQZKLFK UHVWDWHVDQGLQWHJUDWHVDQGDOVRIXUWKHUDPHQGVWKHSURYLVLRQVRIWKH&RUSRUDWLRQ¶V&HUWLILFDWHRI ,QFRUSRUDWLRQZDVGXO\DGRSWHGLQDFFRUGDQFHZLWKWKHSURYLVLRQVRI6HFWLRQVDQGRIWKH *HQHUDO&RUSRUDWLRQ/DZRIWKH6WDWHRI'HODZDUHWKH³'*&/´  ௗௗௗௗௗௗௗௗௗ7KH &HUWLILFDWH RI ,QFRUSRUDWLRQ RI WKH &RUSRUDWLRQLV KHUHE\UHVWDWHG LQWHJUDWHG DQGIXUWKHUDPHQGHGWRUHDGLQLWVHQWLUHW\DVIROORZV  ),567 7KHQDPHRIWKH&RUSRUDWLRQLV7HOOXULDQ,QF

5/)Y 6(&21' 7KHDGGUHVVRILWVUHJLVWHUHGRIILFHLQWKH6WDWHRI'HODZDUHLV/DNHODQG $YHQXHLQWKH&LW\RI'RYHU&RXQW\RI.HQW7KHQDPHRILWVUHJLVWHUHGDJHQWDWVXFK DGGUHVVLV&DSLWRO6HUYLFHV,QF  7+,5' 7KH QDWXUH RI WKH EXVLQHVV DQG REMHFWV RU SXUSRVHV SURSRVHG WR EH WUDQVDFWHG SURPRWHG RU FDUULHG RQ LV WR HQJDJH LQ DQ\ ODZIXO DFWV DQG DFWLYLWLHV IRU ZKLFK FRUSRUDWLRQVPD\EHRUJDQL]HGXQGHUWKH'*&/  )2857+  Dௗௗௗௗௗௗௗௗௗ7KH WRWDO QXPEHU RI VKDUHV RI VWRFN ZKLFK WKH &RUSRUDWLRQ VKDOO KDYH DXWKRULW\ WR LVVXH LVRQH ELOOLRQ VHYHQKXQGUHG PLOOLRQ  RI ZKLFKRQH ELOOLRQ VL[KXQGUHGPLOOLRQVKDUHVVKDOOEHFRPPRQVWRFNSDUYDOXHRIRQHFHQW SHUVKDUHWKH³&RPPRQ6WRFN´DQGRQHKXQGUHGPLOOLRQVKDUHVVKDOOEHSUHIHUUHG VWRFNSDUYDOXHRIRQHFHQWSHUVKDUHWKH³3UHIHUUHG6WRFN´  Eௗௗௗௗௗௗௗௗௗ7KH ERDUG RI GLUHFWRUV RI WKH &RUSRUDWLRQ WKH ³%RDUG RI 'LUHFWRUV´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ௗௗௗௗௗௗௗௗௗ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ௗௗௗௗௗௗௗௗௗ7KH%RDUGRI'LUHFWRUVVKDOOFRQVLVWRIRQHRUPRUHPHPEHUVWKHQXPEHU WKHUHRIWREHGHWHUPLQHGIURPWLPHWRWLPHVROHO\E\UHVROXWLRQRIWKH%RDUGRI'LUHFWRUV

5/)Y Eௗௗௗௗௗௗௗௗௗ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ௗௗௗௗௗௗௗௗௗ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ௗௗௗௗௗௗௗௗௗ6XEMHFWWRWKHULJKWVRIWKHKROGHUVRIDQ\RQHRUPRUHVHULHVRI3UHIHUUHG 6WRFNWKHQRXWVWDQGLQJDQ\GLUHFWRURUWKHHQWLUH%RDUGRI'LUHFWRUVPD\EHUHPRYHGIURPRIILFH DWDQ\WLPHEXWRQO\IRUFDXVHDQGRQO\E\WKHDIILUPDWLYHYRWHRIDWOHDVWDPDMRULW\RIWKHWRWDO YRWLQJSRZHURIWKHRXWVWDQGLQJVKDUHVRIFDSLWDOVWRFNRIWKH&RUSRUDWLRQHQWLWOHGWRYRWHJHQHUDOO\ LQWKHHOHFWLRQRIGLUHFWRUVYRWLQJWRJHWKHUDVDVLQJOHFODVV  6,;7+ௗௗ1R DFWLRQWKDWLV UHTXLUHG RU SHUPLWWHGWR EHWDNHQ E\WKH VWRFNKROGHUV RIWKH &RUSRUDWLRQDWDQ\DQQXDORUVSHFLDOPHHWLQJRIVWRFNKROGHUVPD\EHHIIHFWHGE\ZULWWHQFRQVHQW RIVWRFNKROGHUVLQOLHXRIDPHHWLQJRIVWRFNKROGHUVXQOHVVWKHDFWLRQWREHHIIHFWHGE\ZULWWHQ FRQVHQWRIVWRFNKROGHUVDQGWKHWDNLQJRIVXFKDFWLRQE\VXFKZULWWHQFRQVHQWKDYHH[SUHVVO\EHHQ DSSURYHGLQDGYDQFHE\WKH%RDUGRI'LUHFWRUV  6(9(17+ௗௗௗௗௗௗ,QIXUWKHUDQFHDQGQRWLQOLPLWDWLRQRIWKHSRZHUVFRQIHUUHGE\WKHODZVRI WKH6WDWHRI'HODZDUHWKH%RDUGRI'LUHFWRUVLVH[SUHVVO\DXWKRUL]HGWRPDNHDOWHUDPHQGDQG UHSHDOWKH%\/DZVRIWKH&RUSRUDWLRQDVDPHQGHGDQGRUUHVWDWHGIURPWLPHWRWLPHWKH³%\ /DZV´  ,Q DGGLWLRQWRWKH SRZHUV DQG DXWKRULWLHV KHUHLQ RU E\ VWDWXWH H[SUHVVO\ FRQIHUUHG XSRQ WKHPWKH%RDUGRI'LUHFWRUVPD\H[HUFLVHDOOVXFKSRZHUVDQGGRDOOVXFKDFWVDQGWKLQJVDVPD\ EHH[HUFLVHGRUGRQHE\WKH&RUSRUDWLRQVXEMHFWQHYHUWKHOHVVWRWKHH[SUHVVSURYLVLRQVRIWKH '*&/WKLV&HUWLILFDWHRI,QFRUSRUDWLRQDQGWKH%\/DZV  (,*+7+ௗௗௗௗௗௗௗௗௗௗௗ(OHFWLRQV RI GLUHFWRUV QHHG QRW EH E\ ZULWWHQ EDOORW XQOHVV WKH %\ /DZVVKDOOVRSURYLGH

5/)Y 1,17+ௗௗௗௗௗௗௗௗௗௗௗௗௗ7KH %\/DZVPD\ EH DOWHUHG DPHQGHG RU UHSHDOHG E\ WKH %RDUG RI 'LUHFWRUV1RWZLWKVWDQGLQJDQ\RWKHUSURYLVLRQLQWKH&HUWLILFDWHRI,QFRUSRUDWLRQWRWKHFRQWUDU\ DQGVXEMHFWWRWKHULJKWVRIWKHKROGHUVRIDQ\VHULHVRI3UHIHUUHG6WRFNWKHQRXWVWDQGLQJWKH%\ /DZVPD\DOVREHDOWHUHGDPHQGHGRUUHSHDOHGE\WKHVWRFNKROGHUVE\WKHDIILUPDWLYHYRWHRIWKH KROGHUVRIVL[W\VL[DQGWZRWKLUGVSHUFHQWRIWKHYRWLQJSRZHURIDOORXWVWDQGLQJYRWLQJ VWRFNRIWKH&RUSRUDWLRQJHQHUDOO\HQWLWOHGWRYRWHRQWKHPDWWHU  7(17+ௗௗௗௗௗௗௗௗௗௗௗௗ$ GLUHFWRU RI WKLV &RUSRUDWLRQ VKDOO QRW EH SHUVRQDOO\ OLDEOH WR WKH &RUSRUDWLRQRUDQ\RILWV VWRFNKROGHUV IRUPRQHWDU\GDPDJHV IRU EUHDFK RI ILGXFLDU\ GXW\DVD GLUHFWRUH[FHSWIRUOLDELOLW\LIRUDQ\EUHDFKRIWKHGLUHFWRU¶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¶VVWRFNKROGHUVLLLDQ\DFWLRQDVVHUWLQJDFODLPDULVLQJSXUVXDQW WRDQ\SURYLVLRQRIWKH'*&/WKLV&HUWLILFDWHRI,QFRUSRUDWLRQRUWKH%\/DZVRUDVWRZKLFKWKH '*&/FRQIHUVMXULVGLFWLRQRQWKH&RXUWRI&KDQFHU\RIWKH6WDWHRI'HODZDUHRULYDQ\DFWLRQ DVVHUWLQJDFODLP JRYHUQHG E\WKHLQWHUQDODIIDLUV GRFWULQH$Q\ SHUVRQ RUHQWLW\ SXUFKDVLQJ RU RWKHUZLVHDFTXLULQJRUKROGLQJDQ\LQWHUHVWLQVKDUHVRIFDSLWDOVWRFNRIWKH&RUSRUDWLRQVKDOOEH GHHPHGWRKDYHQRWLFHRIDQGFRQVHQWHGWRWKHSURYLVLRQVRIWKLV$UWLFOH(/(9(17+ [Signature page follows]

([KLELW$ 5/)Y

,1:,71(66:+(5(2)WKHXQGHUVLJQHGRIILFHUKDVH[HFXWHGWKLV&RUUHFWHG$PHQGHG DQG5HVWDWHG&HUWLILFDWHRI,QFRUSRUDWLRQDVRIWKLVBBGD\RI$XJXVW 7(//85,$1,1& %\BBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBB      1DPH 7LWOH /s/ Daniel A. Belhumeur Daniel A. Belhumeur President 15th